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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 1997


                                 CAPITAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         FLORIDA                  0-26080                    59-2160717
     ---------------            ------------              ------------------
     (State or other            (Commission                 (IRS Employer
     jurisdiction of            File Number)              Identification No.)
     incorporation)


                   1221 BRICKELL AVENUE, MIAMI, FLORIDA    33131
             ------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (305) 536-1500

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5:  OTHER EVENTS.

         Attached hereto as Exhibit 20.1 is a press release regarding the announcement by Capital Bancorp that, subject to the satisfaction of certain conditions, there has been a settlement in the derivative lawsuit and related litigation matters affecting Capital Bancorp and its banking subsidiary, Capital Bank.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  20.1     Press Release



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 1997                      CAPITAL BANCORP

                                             By: /s/ LUCIOUS T. HARRIS
                                                 ------------------------------
                                                 Lucious T. Harris, Senior Vice
                                                 President and Treasurer